UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

First Keystone Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, PA		18603
(Address of principal executive offices)		(Zip Code)

570-752-3671
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure

The information set forth under the caption “Item 8.01 Other Events” is hereby incorporated into this Item 7.01 by reference.

Item 8.01 Other Events

On July 1, 2010, First Keystone National Bank, the wholly-owned subsidiary of First Keystone Corporation, filed an application with the Pennsylvania Department of Banking to convert from a national banking association to a Pennsylvania state-chartered bank and trust company. First Keystone Corporation issued a press release regarding the application to convert on July 1, 2010, a copy of which is furnished as exhibit 99.1 and is herein incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: July 1, 2010	/s/ J. Gerald Bazewicz
J. Gerald Bazewicz
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 1, 2010.